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                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

Third Quarter Report
September 30, 1998

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                                       [LOGO]
                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

          Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

To Our Shareholders,

      In the third quarter of 1998, multimedia stocks held up relatively well in the broad-based global market decline. Buoyed by deregulation and ongoing consolidation in the industry, on average, our U.S. and European telecommunications and cable television holdings posted more than respectable gains. Returns from entertainment software companies were mixed, while broadcasters, recorded music and publishers generally disappointed. Advertiser supported media was chilled by concern over a profits' recession in 1999 and a related cut back in advertising.

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                                                                  THE GABELLI
                                                                      GLOBAL
                                                                      MULTIMEDIA
                                                                      TRUST INC.

Investment Performance

      For the nine months ended September 30, 1998, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value per share increased 5.0% to $10.11 on September 30, 1998. This compares to the average 2.6% decline of the 236 Global Funds tracked by Lipper Analytical Services. For the third quarter ended September 30, 1998, the Fund's net asset value declined 12.6%. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 77.2% total return after adjusting for the rights offering and all distributions. This equates to a 15.9% average annual return.

      The Multimedia Trust's common shares ended the third quarter at $8.6875 per share on the New York Stock Exchange, down 11.7% for the quarter and an increase of 2.1% for the nine-month period ending September 30, 1998. The common shares have increased 42.8% since inception after adjusting for all distributions and the rights offering.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 4 years at The Gabelli Global Multimedia Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

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      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities.

We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

United States                                                              82.0%
Europe                                                                      7.8
Canada                                                                      3.
Asia/Pacific Rim                                                            3.4%
Latin America                                                               2.9%

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1998.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Distribution                                                               59.1%
Copyright/Creativity

COMMENTARY

Through the Looking Glass

      What do investors see as they peer through the looking glass? Like Alice after she has eaten the mushroom, is the market still shrinking or ready to grow? Should savvy investors be heading through the keyhole or smiling like the Cheshire cat? What do we see happening in the stock market Wonderland?

      Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations can grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe equity owners will be adequately rewarded.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
      M's:

      Market

      McGwire

      Monica

      Meriwether

M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slow-down accentuate a global spiral?

      Our answer to the first is, yes, lower spending by consumers and corporations will cause an economic and profit slowdown. However, we believe the odds favor just that, a slowdown, not a recession. The Russell 2000 Index, Wall Street jargon for the average U.S. company, has already discounted a recession. Should we avoid one, stocks will likely recover sharply.

      Our answer to the second question is also yes. U.S. economic weakness will have a negative impact on the rest of the world. But, we see some very positive signs as well. The Japanese are finally addressing their economic problems. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union), where economic cooperation is supporting economic growth prospects. Moreover, part of the global economic disequilibrium we have been experiencing stems from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance should be restored.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.

Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches". When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

Looking Ahead

      We believe companies directly involved in the telecommunications revolution--telecom service providers, cable television operators and communications equipment manufacturers--have good short and intermediate term growth prospects even in this uncertain global economic environment. Modern telecommunications systems are the most essential element for competing effectively on the global economic stage. Capital investment in these systems is not an option. It is a requirement for economic survival in the information age.

      This is not to say there won't be winners and losers across the broad industry spectrum. We have written extensively about convergence--the telephone, computer and television converging into one all purpose interactive tool. It is happening! We will also see segmentation. In some markets, the combination of telephone and cable television infrastructures will prevail. In other markets, technologically upgraded systems (digitally enhanced copper wire augmented with fiber optics) will allow dominant wireline franchises to go it alone. In still other markets, the wireless providers will win. Not all communications equipment companies will survive and prosper. All this competition is driven by an ever expanding global customer base demanding the best and most efficient telecommunications services. This competition will continue to fuel growth in the industry and reward stock pickers able to distinguish between those companies that will move to the forefront and those that will be left behind.

      More economically sensitive media businesses such as broadcasting, recorded music and publishing will have a more difficult time growing earnings over the short term if Asian economies continue to contract, Latin American economies prove vulnerable, and U.S. and European economies slow. However, we believe we will continue to see consolidation in these media sectors as companies jockey for domestic and global market share.

      We are not macroeconomists or market timers. We are stock pickers with a long term perspective. Consequently, we will continue to focus our attention on what we believe are the best companies with the best long term growth prospects across the media industry spectrum.

Corporate Governance

      The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in July of 1996.

Stock Repurchase Plan - Q & A

Q: What is a stock repurchase plan?

      A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

Q: When did the Multimedia Trust implement a stock repurchase plan?

      At a special meeting of the Board of Directors on July 3, 1996, the Board authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 1998, 606,533 shares were repurchased in the open market.

      Back on October 19, 1987, an affiliated closed-end fund, The Gabelli Equity Trust, was the first company on the New York Stock Exchange to implement a stock buyback program after the market crash. At the time, the Equity Trust was trading at a discount to net asset value and represented an excellent value for the Trust to acquire its own shares. This stock repurchase plan resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

      Similarly, the first company on the New York Stock Exchange to announce a stock repurchase program on October 27, 1997 - a day in which the market declined 554.26 points, or 7.2% -- was our other affiliated closed-end fund, The Gabelli Convertible Securities Fund.

Q: What is the benefit of a stock repurchase plan?

      When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV.

      The market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

Preferred Stock -- An Investment For The Future

      On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which is rated `aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 with an annual dividend rate of $1.98 per share. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $25.50 on September 30, 1998. We thought we would answer some questions about preferred stock.

Q: What is Preferred Stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $1.98. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q: How would Preferred Shares benefit Common Shareholders?

      From its inception on November 15, 1994 through September 30, 1998, the Multimedia Trust has earned a 15.9% average annual return. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q: Why did the Trust consider Preferred Shares?

      Long-term interest rates were at relatively low levels. The dividend rate that the Trust is required to pay on the Preferred Shares was related to long-term rates. In this environment, we had a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represented an opportunistic time for the Trust to take advantage of these low rates.

Q: Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

      With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

      Consistent with our conservative approach, the Trust issued the Preferred Shares in a cost efficient manner at less than $0.13 per share. This modest investment provided the underpinnings for successful returns in the future and incrementally boosted the Trust's twelve month returns to 13.1% with the preferred offering versus 11.5% had the Preferred Shares not been issued. Stated differently, shareholders have received approximately 2% in incremental returns over the twelve-month period due to the fact that the Preferred Shares are outstanding.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Ascent Entertainment Group Inc. (GOAL - $8.00 - Nasdaq) is a fully independent media and entertainment company. Ascent owns 57% of On Command Corp., which is the worldwide lodging industry's leading provider of on-demand, in-room video entertainment and information services, with a total of over 890,000 rooms served at year end 1997. Ascent also owns two professional sports franchises: the Denver Nuggets and the Colorado Avalanche. The Denver Arena Co., a division of Ascent, is building a new arena to house these professional basketball and hockey teams. The arena is expected to open for the 1999-2000 NBA and NHL seasons.

Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Gaylord Entertainment Co. (GET - $29.8125 - NYSE) is a diversified entertainment company operating in the hospitality, country music and family entertainment segments. Its properties include WSM Radio and the Grand Ole Opry, the Opryland Hotel, the Opryland Music Group, CMT International, Word Entertainment, KTVT-TV in Dallas-Ft. Worth, Z Music Television, the Wildhorse Saloon and the Ryman Auditorium. The Opryland theme park was closed at the end of 1997.

MediaOne Group Inc. (UMG - $44.4375 - NYSE), formerly US West Media Group, has finalized its split from the parent company US West. UMG is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. The Group has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International (TINTA - $20.75 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. AT&T (T - $58.4375 - NYSE) has agreed to acquire TCI, offering 0.7757 AT&T shares for each TCOMA share.

Tele-Communications Inc./Liberty Media Group (LBTYA - $36.6875 - Nasdaq) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major, advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. Liberty Media is to be merged into AT&T as part of AT&T's acquisition of TCI. Thereafter, AT&T will issue a "tracking stock" on a one-to-one ratio.

Telephone and Data Systems Inc. (TDS - $34.875 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.8 million customers in 35 states. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corp. (USM - $29.8125 - AMEX) and 82.4% of Aerial Communications (AERL - $3.6875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. The transfer of substantially all of the assets of American Paging to TSR Wireless Holdings has been completed.

Time Warner Inc. (TWX - $87.5625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, is further entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is now focused on reducing its almost $10 billion in debt and simplifying its capital structure.

USA Networks Inc. (USAI - $19.4375 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.


Viacom Inc. (VIA - $57.50 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Dividends

      The Trust recently distributed an interim dividend of $0.25 per share from realized capital gains to Common Shareholders on September 28, 1998. This is the first time the Gabelli Global Multimedia Trust has paid an interim distribution and it is expected that a year-end distribution will also be paid in December reflecting all remaining income and capital gains earned during the year.

      Our Preferred Shareholders were recently paid a dividend of $0.495 per share on September 28, 1998. This is the first quarterly distribution received by Preferred Shareholders since the Board of Directors, at a meeting held on May 13, 1998, elected to pay dividends on the Trust's Preferred Shares quarterly rather than semi-annually. Accordingly, the Preferred Shareholders will receive quarterly distributions of $0.495 per share going forward. For the twelve months ended September 30, 1998, the Preferred Shareholders received a total distribution of $2.6015 per share. This includes an initial distribution paid on December 26, 1997 of $1.1165 per share which represented the accrual period from June 4, 1997 through December 26, 1997.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      Unsettled stock markets create challenges and opportunities. The broad investment landscape has changed and the near term outlook for some sectors of the multimedia industry is clouded. However, we believe multimedia will continue to be one of the great long term growth industries. We will continue to do the research required to identify great media companies and maintain the discipline to buy them at the most opportunistic prices.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   President and Chief Investment Officer

October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998

          Viacom Inc.                         Gaylord Entertainment
          TCI-Liberty Media Group             Time Warner Inc.
          Cablevision Systems Corp.           MediaOne Group Inc.
          USA Networks Inc.                   Ascent Entertainment Group
          Telephone & Data Systems            Tele-Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                ------

COMMON STOCKS - 76.1%

COPYRIGHT/CREATIVITY COMPANIES - 31.5%

            Advertising - 0.0%
    1,300   Bowlin Outdoor Advertising &
              Travel Inc......................................   $        6,500
      200   Havas Advertising SA .............................           30,716
      200   Publicis SA ......................................           32,358
      100   Lamar Advertising Co. ............................            2,800
                                                                 --------------
                                                                         72,374
                                                                 --------------

            Cable Programmers - 3.3%
   15,000   CANAL +, Sponsored ADR+ ..........................          729,238
    6,000   Flextech plc+ ....................................           58,398
  200,000   USA Networks Inc.+ ...............................        3,887,500
                                                                 --------------
                                                                      4,675,136
                                                                 --------------

            Diversified Publishers - 7.6%
   10,000   American Media Inc., Cl. A+ ......................           55,624
   10,000   Arnoldo Mondadori Editore SpA ....................          116,256
   30,000   Belo (A.H.) Corp., Cl. A .........................          600,000
    2,500   Central Newspapers Inc., Cl. A ...................          142,500
    8,000   Dow Jones & Co. Inc. .............................          372,000
   10,000   Golden Books Family Entertainment
              Inc.+ ..........................................            1,563
      700   Hachette Filipacchi Medias .......................          131,255
    8,000   Harcourt General Inc. ............................          387,000
   17,000   Harte-Hanks Communications Inc. ..................          380,375
    1,000   Hollinger International Inc. .....................           14,375
    4,500   Houghton Mifflin Co. .............................          139,500
   58,000   Independent Newspapers Ltd., ORD .................          208,034
    8,000   Knight-Ridder Inc. ...............................          356,000
   21,000   Lee Enterprises Inc. .............................          544,688
   14,000   McClatchy Newspapers Inc., Cl. A .................          420,000
    7,000   McGraw-Hill Companies Inc. .......................          554,750
    5,000   Media General Inc., Cl. A ........................          193,750
   22,000   Meredith Corp. ...................................          704,000
  115,000   Nation Multimedia Group ..........................           23,932
  100,000   New Straits Times Press Berhad ...................           48,158
  125,000   Oriental Press Group ORD .........................           13,228
   22,000   Penton Media Inc. ................................          299,750
   10,000   Playboy Enterprises Inc., Cl. A+ .................          124,375
  110,900   Post Publishing Co. Ltd. .........................          120,574
    9,000   PRIMEDIA Inc.+ ...................................           97,875
   26,000   Pulitzer Publishing Co. ..........................        2,057,250
    9,000   Reader's Digest Association Inc.,
              Cl. A ..........................................          172,125
   25,600   Reader's Digest Association Inc.,
              Cl. B ..........................................   $      486,400
   38,280   Singapore Press Holdings Ltd. ....................          317,488
  250,000   South China Morning
              Post Holdings ORD ..............................           98,402
      300   SPIR Communication ...............................           17,733
   30,000   Thomas Nelson Inc. ...............................          382,500
    4,500   Times Mirror Co., Cl. A ..........................          239,063
   50,000   Times Publishing Ltd. ............................           65,166
    5,000   Tribune Co. ......................................          251,563
   10,000   United News & Media plc, ADR .....................          192,500
      200   Wiley (John) & Sons Inc., Cl. A ..................           12,263
    1,000   Wolters Kluwer NV ................................          192,051
    3,000   Ziff-Davis Inc. ..................................           21,750
                                                                 --------------
                                                                     10,555,816
                                                                 --------------

            Entertainment Production - 6.5%
  300,000   Ascent Entertainment Group Inc.+ .................        2,400,000
    2,523   EMI Group plc ....................................           15,559
   10,000   EMI Group plc, Sponsored ADR .....................          125,000
    7,000   Grammy Entertainment plc+ ........................           29,027
    3,500   Granada Group plc ................................           44,033
    7,000   GTECH Holdings Corp.+ ............................          185,938
    2,000   Harvey Entertainment Co.+ ........................           18,250
    2,000   Livent Inc. ......................................           13,500
      300   NRJ SA ...........................................           48,752
    3,877   People's Choice TV Corp.+ ........................            1,817
    2,000   Powerhouse Technologies Inc. .....................           17,750
    4,000   Princeton Video Image Inc.+ ......................           16,500
  100,000   Shaw Brothers (Hong Kong) Ltd. ...................           37,425
   35,000   Spelling Entertainment Group Inc.+ ...............          247,187
  165,000   Tele-Communications Inc./Liberty
              Media Group, Cl. A .............................        6,053,437
    4,000   Tring International Group+ .......................              441
                                                                 --------------
                                                                      9,254,616
                                                                 --------------

            Farming and Agriculture - 0.8%
   13,000   Dekalb Genetics Corp., Cl. B .....................        1,196,000
                                                                 --------------
            Global Media and Entertainment - 10.1%
    1,000   Boston Celtics Ltd. ..............................            8,187
   60,000   Grupo Televisa SA, GDR+ ..........................        1,158,750
   21,000   News Corp. Ltd., ADS .............................          538,125
   33,000   PolyGram NV ......................................        1,872,750
   38,000   Seagram Co. Ltd. .................................        1,090,125
    1,000   Sony Corp., ADR ..................................           68,750
   31,000   Time Warner Inc. .................................        2,714,438

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                ------

COMMON STOCKS (Continued)

COPYRIGHT/CREATIVITY COMPANIES (Continued)

            Global Media and Entertainment (Continued)
  115,000   Viacom Inc., Cl. A+ ..............................   $    6,612,500
    9,000   Walt Disney Co. ..................................          227,813
                                                                 --------------
                                                                     14,291,438
                                                                 --------------

            Hotels and Gaming - 2.4%
    5,000   Churchhill Downs Inc. ............................          152,500
      143   Gaming Lottery Corp.+ ............................              428
   95,000   Gaylord Entertainment Co., Cl. A .................        2,832,187
    5,000   Hilton Hotels Corp. ..............................           85,313
   60,847   Ladbroke Group plc ...............................          226,547
    2,000   Mirage Resorts Inc. ..............................           33,500
    1,000   MGM Grand Inc. ...................................           13,875
    2,500   Quintel Entertainment Inc.+ ......................            6,875
                                                                 --------------
                                                                      3,351,225
                                                                 --------------

            Information Publishing - 0.2%
    4,000   Berlitz International Inc.+ ......................          105,500
   25,000   Data Broadcasting Corp.+ .........................          117,188
    1,000   Dun & Bradstreet Corp. ...........................           27,000
      500   Scholastic Corp.+ ................................           21,250
                                                                 --------------
                                                                        270,938
                                                                 --------------

            Software - 0.6%
    1,000   Activision Inc.+ .................................           11,250
    2,000   EarthLink Network Inc.+ ..........................           82,500
      500   Electronic Arts Inc.+ ............................           21,937
    1,000   Excaliber Technologies Corp.+ ....................            7,375
   12,000   H&R Block Inc. ...................................          496,500
    1,000   Intel Corp. ......................................           85,750
    1,000   Microsoft Corp.+ .................................          110,063
    4,000   Mobius Management Systems ........................           24,000
      200   Netscape Communications Corp.+ ...................            4,375
      100   Pixar Inc.+ ......................................            3,913
    2,000   Registry Magic Inc. ..............................           12,000
                                                                 --------------
                                                                        859,663
                                                                 --------------

TOTAL COPYRIGHT/CREATIVITY
  COMPANIES ..................................................       44,527,206
                                                                 --------------

 DISTRIBUTION COMPANIES - 44.6%

            Broadcasting - 8.5%
   70,000   Ackerley Group Inc. ..............................   $    1,382,500
    5,550   American Tower Systems, Cl. A ....................          141,524
    1,000   Audiofina ........................................           42,213
    3,000   Baton Broadcasting Inc.+ .........................           31,663
    1,500   BHC Communications Inc., Cl. A ...................          175,500
    2,500   British Sky Broadcasting Group,
              Sponsored ADR ..................................          130,469
   18,000   CanWest Global Communications
              Corp. ..........................................          218,296
    2,000   Carlton Communications plc,
              Sponsored ADR ..................................           67,750
    7,000   CBS Corporation ..................................          169,750
    1,000   Chancellor Media Corp., Cl. A+ ...................           33,375
   29,077   Chris-Craft Industries Inc. ......................        1,284,840
      500   Clear Channel Communications Inc.+ ...............           23,750
    5,000   Cox Radio Inc., Cl. A+ ...........................          175,625
      500   Emmis Broadcasting Corp., Cl. A+ .................           18,875
      200   Europe 1 Communication ...........................           40,001
   18,120   Fisher Companies Inc. ............................        1,236,690
    2,500   General Electric Co. .............................          198,906
    8,750   Gray Communications Systems Inc. .................          247,734
   40,000   Gray Communications Systems Inc.,
              Cl. B ..........................................          995,000
    7,000   Groupe AB SA, ADR+ ...............................           27,563
    5,000   Grupo Radio Centro, SA de CV, ADR ................           31,875
      500   Jacor Communications Inc.+ .......................           25,313
   15,000   King World Productions Inc.+ .....................          391,875
      700   LaGardere S.C.A ..................................           19,988
   20,000   Liberty Corp. ....................................          831,250
      400   Metropole TV M6 SA ...............................           60,716
    1,100   Nippon Television Broadcasting ...................          307,782
    5,000   NTN Communications Inc.+ .........................            3,438
    5,000   Pathe SA .........................................          937,533
   55,000   Paxson Communications Corp., Cl. A+ ..............          505,313
    1,220   SAGA Communications Inc., Cl. A+ .................           19,215
    2,000   Scandanavian Broadcasting System SA+ .............           42,500
   43,000   Sistem Televisyen Malaysia Berhad ................            9,336
   50,000   Television Broadcasting Ltd. ORD .................          127,762
    2,500   Television Francaise 1 ...........................          428,587
   52,000   Tokyo Broadcasting System ........................          469,247
    2,500   TV Azteca, SA de C.V.+ ...........................           16,406
   10,000   United Television Inc. ...........................        1,067,500
                                                                 --------------
                                                                     11,937,660
                                                                 --------------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                ------

COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

            Business Services - 0.1%
    4,000   Checkfree Holdings Corp ..........................   $       39,500
    1,000   IMS Health Inc. ..................................           61,938
      333   Nielsen Media Research Inc. ......................            3,413
    7,600   R.H. Donnelley Corp. .............................           94,050
                                                                 --------------
                                                                        198,901
                                                                 --------------

            Cable - 11.0%
   30,750   Cable Michigan Inc.+ .............................        1,068,562
   93,800   Cablevision Systems Corp., Cl. A+ ................        4,050,987
   25,000   Century Communications Corp.,
              Cl. A+ .........................................          596,874
    5,000   Comcast Corp., Cl. A .............................          233,125
    1,000   Comcast Corp., Cl. A Special .....................           46,938
    4,000   Comcast U.K. Cable Partners Ltd.,
              Cl. A+ .........................................           62,000
    2,000   General Cable plc, ADR+ ..........................           39,125
   57,000   MediaOne Group Inc. ..............................        2,532,938
   10,000   Mercom Inc. ......................................          108,750
    3,000   NTL Inc.+ ........................................          129,000
   80,000   Rogers Communications Inc., Cl. B+ ...............          445,000
  100,000   TCI Ventures Group + .............................        1,793,750
   55,000   Tele-Communications Inc., Cl. A+ .................        2,151,880
   50,000   Tele-Communications International
              Inc., Cl. A + ..................................        1,037,500
   12,000   Telewest Communications plc,
              Sponsored ADR+ .................................          270,000
   90,000   United International Holdings Inc.,
              Cl. A+ .........................................          871,875
   10,000   Videotron Groupe .................................          105,215
    1,000   Wireless One Inc.+ ...............................              625
                                                                 --------------
                                                                     15,544,144
                                                                 --------------

            Consumer Services - 0.4%
   10,000   Allied Domecq plc ................................           72,253
   17,000   Cendant Corp. ....................................          197,625
    2,000   Lowe's Companies Inc. ............................           63,625
    1,000   Department 56 Inc.+ ..............................           27,000
   19,000   N2K Inc.+ ........................................          136,563
    3,000   Travel Services Intl. Inc. .......................           40,688
                                                                 --------------
                                                                        537,754
                                                                 --------------

            Entertainment Distribution - 1.0%
    6,896   AMC Entertainment Inc. ...........................   $       89,648
   25,000   GC Companies Inc.+ ...............................          965,625
   10,000   Loews Cineplex Entertainment .....................           86,250
   19,500   Shaw Communications Inc., Cl. B
              (Toronto) ......................................          325,969
    2,000   TCI Music Inc.+ ..................................            8,500
                                                                 --------------
                                                                      1,475,992
                                                                 --------------

            Equipment - 0.7%
    2,000   CommScope Inc.+ ..................................           23,124
    4,500   Gemstar International Group Ltd. .................          208,688
    2,500   L-3 Communications Hldgs Inc. ....................           99,219
    6,000   Lucent Technologies Inc. .........................          414,375
    2,000   Northern Telecom Ltd. ............................           64,000
    1,000   Philips Electronics N.V., New York ...............           53,375
    3,000   Scientific-Atlanta Inc. ..........................           63,375
                                                                 --------------
                                                                        926,156
                                                                 --------------

            International Telephone - 6.7%
   65,000   BC TELECOM Inc. ..................................        1,533,973
   36,000   BCE Inc. .........................................        1,005,749
    5,000   BHI Corp. ........................................          130,000
   38,000   Cable & Wireless plc, Sponsored ADR ..............        1,042,625
   29,000   Compania de Telecomunicaciones de
              Chile SA, Sponsored ADR ........................          554,625
      500   CPT Telefonica del Peru SA,
              Sponsored ADR ..................................            6,125
  200,000   CPT Telefonica del Peru, Cl. B ...................          245,539
    2,000   Deutsche Telekom AG, ADR+ ........................           58,875
    2,000   Esprit Telecom Group plc, ADR+ ...................           52,000
    1,000   France Telecom SA, Sponsored ADR+ ................           58,750
   42,000   GST Telecommunications Inc.+ .....................          262,500
      500   Magyar Tavkozlesi Rt, Sponsored ADS ..............           10,844
       80   Japan Telecom Co., Ltd. ..........................          480,498
       10   Nippon Telegraph & Telephone Corp. ...............           72,880
   11,000   Philippine Long Distance Telephone Co. ...........          222,750
    7,000   PT Indosat ADR ...................................           37,188
    4,000   PT Telekomunikasi Indonesia ......................           11,750
    6,000   Quebec-Telephone .................................           59,786
    4,000   Rostelecom, Sponsored ADR ........................            8,000
    3,600   Telecom Argentina Stet -
              France Telecom SA,
              Sponsored ADR ..................................          106,875

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                ------

COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

            International Telephone (Continued)
    1,000   Telecom Corp. of New Zealand Ltd.,
              ADR ............................................   $       30,125
   16,500   Telecomunicacoes Brasileiras SA
              (Telebras), Sponsored ADR ......................        1,138,500
    3,000   Telefonica de Argentina SA, Sponsored
              ADR ............................................           88,313
   15,000   Telefonica de Espana, Sponsored
              ADR ............................................        1,619,063
   12,000   Telefonos De Mexico SA, Cl. L, ADR ...............          531,000
      600   Telstra Corporation Ltd., ADR+ ...................           33,375
                                                                 --------------
                                                                      9,401,708
                                                                 --------------

            Satellite - 1.5%
      300   Asia Satellite Telecommunications
              Holdings Ltd., Sponsored ADR+ ..................            3,786
   40,000   COMSAT Corp. .....................................        1,410,000
    5,000   EchoStar Communications Corp., Cl. A+ ............          120,000
    1,000   General Motors Corp., Cl. H ......................           36,813
    4,000   Globalstar Telecommunications+ ...................           46,250
   12,008   Loral Space & Communications Ltd. ................          177,118
   70,000   TCI Satellite Entertainment Inc.,
              Cl. A+ .........................................          201,250
    9,000   U.S. Satellite Broadcasting Co.+ .................           63,563
                                                                 --------------
                                                                      2,058,780
                                                                 --------------

            Speciality Chemicals - 1.0%
   20,000   BetzDearborn Inc. ................................        1,382,500
                                                                 --------------

            Telecommunications - 3.0%
    2,000   Allegiance Telecom Inc. ..........................           16,750
   10,000   Alltel Corp. .....................................          473,750
    4,000   Bruncor Inc. .....................................           45,233
   10,000   CoreComm Ltd. ....................................          108,750
    3,000   Electric Lightwave Inc., Cl. A+ ..................           25,500
   40,000   Frontier Corp ....................................        1,095,000
    1,306   Hellenic Telecommunication
              Organization SA (OTE) ..........................           31,309
    7,000   Metromedia International Group Inc.+ .............           27,125
    3,000   NewTel Enterprises Ltd. ..........................           57,032
   50,000   RCN Corporation+ .................................          650,000
   20,000   Southern New England
              Telecommunications Corp. .......................        1,562,500
    3,000   Telegroup Inc.+ ..................................           17,250
   12,000   Tel-Save Holdings Inc.+ ..........................          134,250
    2,000   USN Communications Inc. ..........................   $        2,750
                                                                 --------------
                                                                      4,247,199
                                                                 --------------

            Telecommunications - Long Distance - 1.6%
   20,754   AT&T Corp. .......................................        1,212,835
    6,220   MCI Worldcom Inc. ................................          303,978
    7,000   Sprint Corp. .....................................          504,000
    2,000   STARTEC Global Communications
              Corp.+ .........................................           13,750
   17,500   Viatel Inc. ......................................          185,938
                                                                 --------------
                                                                      2,220,501
                                                                 --------------

            U.S. Regional Operators - 1.3%
    5,000   Cincinnati Bell Inc. .............................          130,000
   47,075   Citizens Utilities Co., Cl. B+ ...................          382,488
   22,000   Commonwealth Telephone Enterprises
              Inc.+ ..........................................          577,500
   11,000   GTE Corp. ........................................          605,000
    1,462   SBC Communications Inc. ..........................           64,968
    2,000   US WEST Communications Group+ ....................          104,875
                                                                 --------------
                                                                      1,864,831
                                                                 --------------

            Wireless Communications - 7.8%
   90,000   Aerial Communications Inc.+ ......................          331,874
    2,000   AirTouch Communications Inc. .....................          114,000
    5,000   BCE Mobile Communications Inc.+ ..................          116,358
    3,000   Cable & Wireless Communications plc,
              ADR ............................................           99,375
    1,000   CAI Wireless Systems Inc.+ .......................               40
   10,000   Cellular Comm of Puerto Rico .....................          116,250
   40,000   Centennial Cellular Corp., Cl. A+ ................        1,280,000
   30,000   Century Telephone Enterprises Inc. ...............        1,417,500
   24,000   Iridium World Communications Ltd. ................          918,000
      250   Leap Wireless International Inc. .................            1,171
    8,447   NEXTEL Communications Inc.,
              Cl. A+ .........................................          170,524
    5,000   Omnipoint Corp.+ .................................           37,188
    3,904   Price Communications Corp.+ ......................           30,500
    1,000   Qualcomm Inc.+ ...................................           47,938
   37,000   Rogers Cantel Mobile Communications
              Inc., Cl. B+ ...................................          284,438
    2,000   Rural Cellular Corp., Cl. A+ .....................           24,000
   14,200   SK Telecom Co. Ltd., ADR .........................          100,288
  300,000   Telecom Italia Mobile SpA ........................        1,748,402
   83,900   Telephone and Data Systems Inc. ..................        2,926,013
    8,000   Teligent Inc., Cl. A+ ............................          220,000

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                 Value
   ------                                                                ------

COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

            Wireless Communications (Continued)
   18,000   Total Access Communications plc ..................   $       11,970
   20,000   U.S. Cellular Corp.+ .............................          596,250
   12,000   Vanguard Cellular System Inc. ....................          228,000
    4,000   Vimpel-Communications Sponsored ADR+ .............           21,000
   10,000   WinStar Communications Inc.+ .....................          237,500
                                                                 --------------
                                                                     11,078,579
                                                                 --------------

            Utilities - 0.1%
    2,000   Orange & Rockland Utilities ......................          109,750
                                                                 --------------

TOTAL DISTRIBUTION COMPANIES                                         62,984,455
                                                                 --------------

TOTAL COMMON STOCKS                                                 107,511,661
                                                                 --------------

PREFERRED STOCKS - 3.1%

            Broadcasting - 0.2%
    7,500   Granite Broadcasting Corp., Cv. Pfd. .............          249,375
                                                                 --------------

            Consumer Services - 0.1%
    4,000   Cendant Corp., Cv. Pfd. ..........................           87,000
                                                                 --------------

            Diversified Publishers - 0.0%
    1,000   Golden Books Family Entertainment Inc.
              8.75% Cv. Pfd. .................................           16,250
                                                                 --------------

            Global Media and Entertainment - 1.0%
   62,765   News Corp. Ltd., Sponsored ADR, Pfd. .............        1,404,367
                                                                 --------------

            US Regional Operators - 1.2%
   41,000   Citizens Utilities Co., 5.00% Cv. Pfd. ...........        1,763,000
                                                                 --------------

            Wireless Communications - 0.6%
   13,000   AirTouch Communications Inc.,
              Ser. B, 6.00% Cv. Pfd. .........................          611,000
    3,000   AirTouch Communications Inc.,
              Ser. C, 4.25% Cv. Pfd. .........................          244,500
                                                                 --------------
                                                                        855,500
                                                                 --------------

TOTAL PREFERRED STOCKS .......................................        4,375,492
                                                                 --------------

COMMON STOCK WARRANTS AND RIGHTS - 0.0%
      200   Havas Advertising, Warrants, expires 05/13/01 ....   $          479
    4,400   Commonwealth Telephone Enterprise, Rights ........           12,650
                                                                 --------------

TOTAL COMMON STOCK WARRANTS
  AND RIGHTS .................................................           13,129
                                                                 --------------

   Principal
    Amount
   ---------

CORPORATE BONDS - 0.4%

            Cable - 0.2%
 $300,000   Tele-Communications International Inc.,
              Sub. Deb. Cv., 4.50% due 02/15/06 ..............          288,375
  100,000   Rogers Communications Inc.,  Sub. Deb. Cv.,
              7.50% due 09/01/99 .............................           64,571
                                                                 --------------
                                                                        352,946
                                                                 --------------

            Equipment - 0.1%
   90,000   Trans-Lux Corp., Deb. Cv.,
              7.50% due 12/01/06 ............................            76,950
                                                                 --------------

            Global Media and Entertainment - 0.1%
   20,000   Boston Celtics, Deb.,
              6.00% due 06/30/38 ...........................             11,779
  100,000   Viacom Inc., Sub. Deb.,
              8.00% due 07/07/06 ...........................            102,250
                                                                 --------------
                                                                        114,029
                                                                 --------------

             Hotels and Gaming - 0.0%
   16,000    Hilton Hotels Corp., Deb. Cv.,
               5.00% due 05/15/06 ..........................             13,960
                                                                 --------------

             Software - 0.0%
   50,000    BBN Corp., Sub. Deb. Cv.,
               6.00% due 04/01/12 ..........................             48,563
                                                                 --------------

TOTAL CORPORATE BONDS                                                   606,448
                                                                 --------------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

   Principal                                                              Market
    Amount                                                                Value
   ---------                                                              ------

U.S. TREASURY BILLS - 21.1%
  $29,849,000 4.64% to 4.98% ++
              due 10/15/98 to 12/24/98 .....................      $  29,746,761
                                                                  -------------

TOTAL INVESTMENTS
 (Cost $113,627,087) (a) - 100.7% ..........................        142,253,491
                                                                  -------------

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK - (22.9%) ................................        (32,382,589)
                                                                  -------------

NET ASSETS - COMMON STOCK
  (10,870,015 common shares outstanding) - 77.8% ...........        109,870,902
                                                                  -------------

NET ASSETS - CUMULATIVE
  PREFERRED STOCK
  (1,250,000 preferred shares outstanding) - 22.2% .........         31,346,250
                                                                  -------------

TOTAL NET ASSETS - 100.0% ..................................      $ 141,217,152
                                                                  =============

NET ASSET VALUE PER COMMON SHARE
  ($109,870,902 / 10,870,015 shares outstanding ) ..........      $       10.11
                                                                  =============

SCHEDULE OF FORWARD FOREIGN
  EXCHANGE CONTRACTS
                                                       Expiration   Unrealized
                                                          Date     Depreciation
                                                       ----------  ------------

Forward Foreign Exchange Contracts to Deliver
2,200,000(b)  Hong Kong Dollars in exchange
                for USD $279,782 ....................   02/26/99      ($5,563)
                                                                       ======

----------
(a)    For Federal tax purposes:
         Aggregate cost ....................................      $ 113,627,069
                                                                  =============
         Gross unrealized appreciation .....................      $  37,666,657
         Gross unrealized depreciation .....................         (9,040,235)
                                                                  -------------
         Net unrealized appreciation .......................      $  28,626,422
                                                                  =============
(b)    Principal amount denoted in Hong Kong Dollars
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
ADS -- American Depositary Share
USD -- United States Dollars
ORD -- Ordinary Share
GDR -- Global Depositary Receipt

                                                      % of
                                                     Market             Market
Geographic Diversification                           Value              Value
--------------------------                           ------             ------
United States ..........................              82.0%         $115,798,065
Europe .................................               7.8            11,014,938
Canada .................................               3.9             5,507,469
Asia/Pacific Rim .......................               3.4             4,801,383
Latin America ..........................               2.9             4,095,297
                                                     -----          ------------
  Net Assets ...........................             100.0%         $141,217,152
                                                     =====          ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five business days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

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                                       20

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
 Chairman & Chief Investment Officer
 Gabelli Funds, Inc.

Dr. Thomas E. Bratter
 President, John Dewey Academy

Bill Callaghan
 President, Bill Callaghan Associates

Felix J. Christiana
 Former Senior Vice President
 Dollar Dry Dock Savings Bank

James P. Conn
 Managing Director/Chief Investment Officer,
 Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
 Former President, Deutsche Bundesbank

Anthony R. Pustorino
 Certified Public Accountant
 Professor, Pace University

Salvatore J. Zizza
 Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
 President & Chief Investment Officer

Bruce N. Alpert
 Vice President & Treasurer

Peter W. Latartara
 Vice President

James E. McKee
 Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                                    Common       7.92% Preferred
                                                    ------       ---------------
NYSE-Symbol:                                          GGT            GGT Pr
Shares Outstanding:                               10,870,015       1,250,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
Internet: http:/ /www.gabelli.com

                                                            Third Quarter Report
                                                            September 30, 1998

                                                                       GGT 09/98